UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02978

Morgan Stanley Focus Growth Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

Arthur Lev

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

AMOSAN
705303 EXP [08/31/14]

INVESTMENT MANAGEMENT

Morgan Stanley

Focus Growth Fund

Semiannual

Report

June 30, 2013

Morgan Stanley Focus Growth Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	7
Expense Example	8
Investment Advisory Agreement Approval	9
Portfolio of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	29
U.S. Privacy Policy	33

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Focus Growth Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2013

Total Return for the 6 Months Ended June 30, 2013

Class A	Class B	Class L (Formerly Class C)	Class I	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
12.41%	11.98%	12.10%	12.55%	11.80%	10.18%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Modest growth in the U.S. economy and a backdrop of accommodative monetary policy drove the stock market to positive returns for the six-month period ended June 30, 2013. Concerns about the effects of automatic federal spending cuts (known as sequestration) and higher payroll taxes, flare ups in the European debt crisis, and slackening growth in China contributed to market volatility throughout the period. Nevertheless, stock prices trended higher overall as investors continued to believe the Federal Reserve (the Fed) and other central banks around the world would continue providing ample liquidity through interest rate cuts and asset purchase programs. Although the Dow Jones Industrial Average and S&P 500® Index, two of the most commonly cited measures of the U.S. stock market, reached new highs in May, the market pulled back in June after the Fed announced its intention to scale back stimulus in the second half of the year.

Performance Analysis

All share classes of Morgan Stanley Focus Growth Fund outperformed the Russell 1000® Growth Index (the “Index”) and the Lipper Large-Cap Growth Funds Index for the six months ended June 30, 2013, assuming no deduction of applicable sales charges.

The consumer discretionary sector was the largest contributor to relative performance during the period. Stock selection was the primary driver of the sector’s outperformance, with gains led by a holding in an electric car and components manufacturer. Stock selection in the energy sector was advantageous. Within the sector, a holding in a solar panel maker contributed the most to performance. An overweight to the financial services sector was beneficial to returns, as was stock selection to a lesser degree. A credit card company was the most additive holding in the sector.

Conversely, the producer durables sector had a detrimental effect on relative performance. Although the portfolio’s holdings in the sector did not actually detract from performance, relative performance was hampered by a lack of exposure to some of the better-performing producer durables stocks. An underweight to the health care sector, which was moderately offset by relative gains from stock selection, hurt performance as well. No exposure to the utilities sector further diminished relative returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 06/30/13
Amazon.com, Inc.	9.6%
Google, Inc., Class A	8.8
Facebook, Inc., Class A	6.3
Priceline.com, Inc.	4.4
Visa, Inc., Class A	4.2
Motorola Solutions, Inc.	4.1
Illumina, Inc.	4.0
Mastercard, Inc., Class A	3.9
Monsanto Co.	3.5
Edenred (France)	3.4

TOP FIVE INDUSTRIES as of 06/30/13
Computer Services, Software & Systems	21.4%
Diversified Retail	16.5
Consumer Lending	8.1
Pharmaceuticals	5.8
Textiles Apparel & Shoes	5.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 65 percent of its assets in portfolio of common stocks (including depositary receipts). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest primarily in established and emerging high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

For More Information

About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the

SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended June 30, 2013

	Class A Shares* (since 07/28/97)		Class B Shares** (since 03/27/80)		Class L Shares† (since 07/28/97)		Class I Shares† † (since 07/28/97)
Symbol	AMOAX		AMOBX		AMOCX		AMODX
1 Year	16.14%[3]		15.26%[3]		15.38%[3]		16.43%[3]
	10.02	[4]	10.26	[4]	15.38	[4]	—
5 Years	6.45	[3]	5.64	[3]	5.67	[3]	6.71	[3]
	5.30	[4]	5.32	[4]	5.67	[4]	—
10 Years	7.88	[3]	7.23	[3]	7.09	[3]	8.15	[3]
	7.30	[4]	7.23	[4]	7.09	[4]	—
Since Inception	5.78	[3]	10.40	[3]	4.98	[3]	6.03	[3]
	5.42	[4]	10.40	[4]	4.98	[4]	—
Gross Expense Ratio	0.96		1.71		1.46		0.71

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

††	Class I has no sales charge.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Large-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, administration fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/13 – 06/30/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class A
Actual (12.41% return)	$1,000.00	$1,124.10	$5.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.03	$4.81
Class B
Actual (11.98% return)	$1,000.00	$1,119.80	$8.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.31	$8.55
Class L@@
Actual (12.10% return)	$1,000.00	$1,121.00	$8.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.21	$7.65
Class I
Actual (12.55% return)	$1,000.00	$1,125.50	$3.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.56

@	Expenses are equal to the Fund’s annualized expense ratios of 0.96%, 1.71%, 1.53% and 0.71% for Class A, Class B, Class L and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that both the Fund’s management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund’s performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Focus Growth Fund

Portfolio of Investments■June 30, 2013 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%)
	Alternative Energy (1.5%)
306,696	Range Resources Corp.	$23,713,735

	Asset Management & Custodian (2.8%)
174,044	BlackRock, Inc.	44,703,201

	Automobiles (2.4%)
354,603	Tesla Motors, Inc. (a)	38,095,000

	Biotechnology (4.0%)
854,745	Illumina, Inc. (a)	63,969,116

	Chemicals: Diversified (3.5%)
561,194	Monsanto Co.	55,445,967

	Communications Technology (4.1%)
1,130,160	Motorola Solutions, Inc.	65,244,137

	Computer Services, Software & Systems (21.4%)
184,380	Baidu, Inc. ADR (China) (a)	17,429,441
4,054,561	Facebook, Inc., Class A (a)	100,796,386
158,783	Google, Inc., Class A (a)	139,787,790
158,290	LinkedIn Corp., Class A (a)	28,223,107
1,016,676	Salesforce.com, Inc. (a)	38,816,690
251,681	Workday, Inc., Class A (a)	16,130,235

		341,183,649

	Computer Technology (4.4%)
122,387	Apple, Inc.	48,475,043
804,611	Yandex N.V., Class A (Russia) (a)	22,231,402

		70,706,445

	Consumer Lending (8.1%)
107,288	Mastercard, Inc., Class A	61,636,956
365,021	Visa, Inc., Class A	66,707,588

		128,344,544

	Diversified Media (1.9%)
417,916	Naspers Ltd., Class N (South Africa)	30,862,634

	Diversified Retail (16.5%)
548,498	Amazon.com, Inc. (a)	152,312,410
4,702,093	Groupon, Inc. (a)	39,967,790
85,289	Priceline.com, Inc. (a)	70,545,091

		262,825,291

	Financial Data & Systems (1.2%)
579,589	MSCI, Inc. (a)	19,282,926

	Insurance: Property-Casualty (4.7%)
500,712	Arch Capital Group Ltd. (a)	$25,741,604
1,895,516	Progressive Corp. (The)	48,184,017

		73,925,621

	Medical Equipment (3.3%)
102,431	Intuitive Surgical, Inc. (a)	51,889,496

	Pharmaceuticals (5.8%)
513,081	Mead Johnson Nutrition Co.	40,651,408
596,151	Valeant Pharmaceuticals International, Inc. (Canada) (a)	51,316,678

		91,968,086

	Recreational Vehicles & Boats (3.4%)
1,768,951	Edenred (France)	54,110,021

	Restaurants (3.1%)
750,144	Starbucks Corp.	49,126,931

	Semiconductors & Components (1.8%)
652,018	First Solar, Inc. (a)	29,164,765

	Textiles Apparel & Shoes (5.3%)
247,470	Christian Dior SA (France)	39,942,779
764,307	Coach, Inc.	43,634,287

		83,577,066

	Total Common Stocks (Cost $1,155,929,443)	1,578,138,631

NUMBER OF SHARES (000)
	Short-Term Investment (1.0%)
	Investment Company
16,394	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio –Institutional Class (See Note 5) (Cost $16,393,706)	16,393,706

Total Investments (Cost $1,172,323,149)	100.2%	1,594,532,337
Liabilities in Excess of Other Assets	(0.2)	(3,220,047)

Net Assets	100.0%	$1,591,312,290

ADR	American Depositary Receipt.
(a)	Non-income producing security.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Summary of Investments■June 30, 2013 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$341,183,649	21.4%
Diversified Retail	262,825,291	16.5
Consumer Lending	128,344,544	8.1
Pharmaceuticals	91,968,086	5.8
Textiles Apparel & Shoes	83,577,066	5.2
Insurance: Property-Casualty	73,925,621	4.6
Computer Technology	70,706,445	4.4
Communications Technology	65,244,137	4.1
Biotechnology	63,969,116	4.0
Chemicals: Diversified	55,445,967	3.5
Recreational Vehicles & Boats	54,110,021	3.4
Medical Equipment	51,889,496	3.3
Restaurants	49,126,931	3.1
Asset Management & Custodian	44,703,201	2.8
Automobiles	38,095,000	2.4
Diversified Media	30,862,634	1.9
Semiconductors & Components	29,164,765	1.8
Alternative Energy	23,713,735	1.5
Financial Data & Systems	19,282,926	1.2
Investment Company	16,393,706	1.0

	$1,594,532,337	100.0%

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $1,155,929,443)	$1,578,138,631
Investment in affiliate, at value (cost $16,393,706)	16,393,706

Total investments in securities, at value (cost $1,172,323,149)	1,594,532,337
Receivable for:
Dividends	726,243
Foreign withholding taxes reclaimed	360,107
Shares of beneficial interest sold	339,382
Dividends from affiliate	1,655
Prepaid expenses and other assets	86,714

Total Assets	1,596,046,438

Liabilities:
Payable for:
Shares of beneficial interest redeemed	2,580,838
Transfer agent fee	1,004,893
Advisory fee	572,352
Distribution fee	296,090
Administration fee	104,619
Accrued expenses and other payables	175,356

Total Liabilities	4,734,148

Net Assets	$1,591,312,290

Composition of Net Assets:
Paid-in-capital	$1,039,249,031
Net unrealized appreciation	422,209,188
Accumulated undistributed net investment income	178,314
Accumulated undistributed net realized gain	129,675,757

Net Assets	$1,591,312,290

Class A Shares:
Net Assets	$1,095,540,248
Shares Outstanding (unlimited shares authorized, $0.01 par value)	25,641,812
Net Asset Value Per Share	$42.72

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$45.09

Class B Shares:
Net Assets	$31,738,815
Shares Outstanding (unlimited shares authorized, $0.01 par value)	837,195
Net Asset Value Per Share	$37.91

Class L Shares:@@
Net Assets	$71,401,191
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,900,489
Net Asset Value Per Share	$37.57

Class I Shares:
Net Assets	$392,632,036
Shares Outstanding (unlimited shares authorized, $0.01 par value)	8,840,847
Net Asset Value Per Share	$44.41

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements  continued

Statement of Operations

For the six months ended June 30, 2013 (unaudited)

Net Investment Income:
Income
Dividends (net of $727,029 foreign withholding tax)	$7,532,686
Dividends from affiliate (Note 5)	28,602

Total Income	7,561,288

Expenses
Advisory fee (Note 3)	3,435,708
Distribution fee (Class A shares) (Note 4)	1,319,543
Distribution fee (Class B shares) (Note 4)	172,521
Distribution fee (Class L shares) (Note 4)@@	289,252
Transfer agent fees and expenses	1,147,762
Administration fee (Note 3)	624,903
Shareholder reports and notices	140,178
Professional fees	49,245
Custodian fees	47,903
Registration fees	35,196
Trustees’ fees and expenses	21,470
Other	28,389

Total Expenses	7,312,070
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(34,356)

Net Expenses	7,277,714

Net Investment Income	283,574

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	130,877,770
Foreign currency translation	(35,573)

Net Realized Gain	130,842,197

Change in Unrealized Appreciation (Depreciation) on:
Investments	52,157,782

Net Gain	182,999,979

Net Increase	$183,283,553

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$283,574	$4,175,184
Net realized gain	130,842,197	15,880,092
Net change in unrealized appreciation (depreciation)	52,157,782	178,052,726

Net Increase	183,283,553	198,108,002

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(2,343,907)	—
Class I shares	(1,719,318)	—
Net realized gain
Class A shares	(6,308,337)	—
Class B shares	(211,189)	—
Class L shares@@	(468,170)	—
Class I shares	(2,155,251)	—

Total Dividends and Distributions	(13,206,172)	—

Net decrease from transactions in shares of beneficial interest	(94,281,329)	(145,992,046)

Net Increase	75,796,052	52,115,956

Net Assets:
Beginning of period	1,515,516,238	1,463,400,282

End of Period
(Including accumulated undistributed net investment income of $178,314 and $3,957,965, respectively)	$1,591,312,290	$1,515,516,238

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Focus Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 6, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class L shares incur distribution expenses.

On February 25, 2013, Class C shares were renamed Class L shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

close of the NYSE; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—	investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Alternative Energy	$23,713,735	$—	$—	$23,713,735
Asset Management & Custodian	44,703,201	—	—	44,703,201
Automobiles	38,095,000	—	—	38,095,000
Biotechnology	63,969,116	—	—	63,969,116
Chemicals: Diversified	55,445,967	—	—	55,445,967
Communications Technology	65,244,137	—	—	65,244,137
Computer Services, Software & Systems	341,183,649	—	—	341,183,649
Computer Technology	70,706,445	—	—	70,706,445
Consumer Lending	128,344,544	—	—	128,344,544
Diversified Media	30,862,634	—	—	30,862,634
Diversified Retail	262,825,291	—	—	262,825,291
Financial Data & Systems	19,282,926	—	—	19,282,926
Insurance: Property-Casualty	73,925,621	—	—	73,925,621
Medical Equipment	51,889,496	—	—	51,889,496
Pharmaceuticals	91,968,086	—	—	91,968,086
Recreational Vehicles & Boats	54,110,021	—	—	54,110,021
Restaurants	49,126,931	—	—	49,126,931
Semiconductors & Components	29,164,765	—	—	29,164,765
Textiles Apparel & Shoes	83,577,066	—	—	83,577,066
Total Common Stocks	1,578,138,631	—	—	1,578,138,631
Short-Term Investment – Investment Company	16,393,706	—	—	16,393,706
Total Assets	$1,594,532,337	$—	$—	$1,594,532,337

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2013, securities with a total value of $84,972,655 transferred from Level 2 to Level 1. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CONVERTIBLE PREFERRED STOCKS
Beginning Balance	$1,046,715
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	7,723,716
Realized gains (losses)	(8,770,431)

Ending Balance	$—

Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2013.	$—

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets exceeding $4.5 billion. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.44% of the Fund’s daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class L — up to 0.75% of the average daily net assets of Class L shares.

On February 25, 2013, Class C shares were renamed Class L shares. In addition, the Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund’s Class L shares from 1.00% to 0.75% of the average daily net assets of such Class, effective February 25, 2013.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $51,912,526 at June 30, 2013.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A shares or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2013, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.82%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2013, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class L shares of $1,624, $19,922 and $3,442, respectively, and received $108,305 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013, aggregated $328,925,757 and $444,233,312, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2013, advisory fees paid were reduced by $34,356 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2013
$10,088,271	$296,062,773	$289,757,338	$28,602	$16,393,706

For the six months ended June 30, 2013, the Fund incurred brokerage commissions of $23,292 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended June 30, 2013, the Fund incurred brokerage commissions of $20,563 with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, was the Fund’s transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2013, included in “Trustees’ fees and expenses” in the Statement of Operations amounted to $3,580. At June 30, 2013, the Fund had an accrued pension liability of $75,251, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	548,149	$22,591,705	1,390,243	$52,289,874
Conversion from Class B	143,890	5,919,447	540,118	20,320,585
Issued due to tax-free reorganization	—	—	49,523	1,813,535
Reinvestment of dividends and distributions	197,098	8,282,052	—	—
Redeemed	(2,473,010)	(101,761,380)	(4,975,199)	(185,235,661)

Net decrease – Class A	(1,583,873)	(64,968,176)	(2,995,315)	(110,811,667)

CLASS B SHARES
Sold	13,329	477,335	93,839	3,144,880
Conversion to Class A	(162,074)	(5,919,447)	(604,735)	(20,320,585)
Reinvestment of distributions	5,263	196,030	—	—
Redeemed	(85,830)	(3,121,797)	(252,018)	(8,429,234)

Net decrease – Class B	(229,312)	(8,367,879)	(762,914)	(25,604,939)

CLASS L SHARES@@
Sold	46,131	1,673,436	331,129	11,194,349
Reinvestment of distributions	12,359	456,672	—	—
Redeemed	(215,342)	(7,773,813)	(386,477)	(12,763,189)

Net decrease – Class L	(156,852)	(5,643,705)	(55,348)	(1,568,840)

CLASS I SHARES
Sold	814,837	34,745,205	2,171,651	84,945,002
Issued due to tax-free reorganization	—	—	224,564	8,551,405
Reinvestment of dividends and distributions	86,983	3,798,550	—	—
Redeemed	(1,256,689)	(53,845,324)	(2,619,688)	(101,503,007)

Net decrease – Class I	(354,869)	(15,301,569)	(223,473)	(8,006,600)

Net decrease in Fund	(2,324,906)	$(94,281,329)	(4,037,050)	$(145,992,046)

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

Effective February 25, 2013, the Trustees approved the suspension of the continuous offering of Class B shares to new and existing shareholders.

7. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended 2012 and 2011.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, partnership basis adjustments and merger adjustments, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,241,284	$(1,558,309)	$317,025

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$4,063,409	$9,253,411

At June 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $463,436,427 and the aggregate gross unrealized depreciation is $41,227,239 resulting in net unrealized appreciation of $422,209,188.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $5,025,004.

8. Fund Merger

On October 29, 2012, the Fund acquired the net assets of Morgan Stanley Institutional Fund, Inc. — Focus Growth Portfolio (“Focus Growth Portfolio”), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Portfolio on September 27, 2012 (“Reorganization”). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 224,564 Class I shares of the Fund at a net asset value of $38.08 per share for 497,097 Class I shares of Focus Growth Portfolio; 49,523 Class A shares of the Fund at a net asset value of $36.62 for 109,407 Class P shares of Focus Growth Portfolio; The net assets of Focus Growth Portfolio before the Reorganization were $10,364,940, including unrealized appreciation of $644,700 at October 26, 2012. The investment portfolio of Focus Growth Portfolio, with a fair value of approximately $10,446,536 and identified cost of approximately $9,801,822 on October 26, 2012, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Focus Growth Portfolio was carried forward to align ongoing

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2013 (unaudited)  continued

reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $1,496,771,074. Immediately after the merger, the net assets of the Fund were approximately $1,507,136,014.

Upon closing of the Reorganization, shareholders of Focus Growth Portfolio received shares of the Fund as follows:

FOCUS GROWTH PORTFOLIO	FOCUS GROWTH FUND
Class I	Class I
Class P	Class A

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment loss(1)	$4,595,239
Net gain realized and unrealized gain(2)	$195,080,867

Net increase (decrease) in net assets resulting from operations	$199,676,106

(1)	Approximately $4,175,184 as reported, plus approximately $232,230 Focus Growth Portfolio premerger, plus approximately $187,825 of estimated pro-forma eliminated expenses.

(2)	Approximately $193,932,818 as reported, plus approximately $1,148,049 Focus Growth Portfolio premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Growth Portfolio that have been included in the Fund’s Statement of Operations since December 31, 2012.

Morgan Stanley Focus Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$38.32		$33.63		$35.68		$28.14		$16.23		$34.23

Income (loss) from investment operations:
Net investment income (loss)(1)	0.00	(2)	0.10		(0.10)		(0.09)		(0.05)		(0.13)
Net realized and unrealized gain (loss)	4.74		4.59		(1.95)		7.63		11.96		(17.87)

Total income (loss) from investment operations	4.74		4.69		(2.05)		7.54		11.91		(18.00)

Less dividends and distributions from:
Net investment income	(0.09)		—		—		—		—		—
Net realized gain	(0.25)		—		—		—		—		—

Total dividends and distributions	(0.34)		—		—		—		—		—

Net asset value, end of period	$42.72		$38.32		$33.63		$35.68		$28.14		$16.23

Total Return(3)	12.41	%(7)	13.95%		(5.75)%		26.79%		73.38%		(52.59)%

Ratios to Average Net Assets(4):
Net expenses	0.96	%(5)(8)	0.96	%(5)	0.96	%(5)	1.02	%(5)	1.12	%(5)	0.99	%(5)
Net investment income (loss)	0.01	%(5)(8)	0.26	%(5)	(0.28	)%(5)	(0.30	)%(5)	(0.24	)%(5)	(0.48	)%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)

Supplemental Data:
Net assets, end of period, in thousands	$1,095,540		$1,043,181		$1,016,444		$1,166,135		$1,026,707		$642,610
Portfolio turnover rate	22	%(7)	44%		32%		44%		11%		31%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$34.08		$30.14		$32.22		$25.59		$14.87		$31.61

Income (loss) from investment operations:
Net investment loss(1)	(0.13)		(0.16)		(0.34)		(0.29)		(0.20)		(0.33)
Net realized and unrealized gain (loss)	4.21		4.10		(1.74)		6.92		10.92		(16.41)

Total income (loss) from investment operations	4.08		3.94		(2.08)		6.63		10.72		(16.74)

Less dividends and distributions from:
Net realized gain	(0.25)		—		—		—		—		—

Net asset value, end of period	$37.91		$34.08		$30.14		$32.22		$25.59		$14.87

Total Return(2)	11.98	%(6)	13.07%		(6.43)%		25.87%		72.09%		(52.96)%

Ratios to Average Net Assets(3):
Net expenses	1.71	%(4)(7)	1.71	%(4)	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)
Net investment loss	(0.74	)%(4)(7)	(0.49	)%(4)	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$31,739		$36,344		$55,134		$110,821		$160,803		$179,417
Portfolio turnover rate	22	%(6)	44%		32%		44%		11%		31%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$33.74		$29.84		$31.90		$25.34		$14.73		$31.30

Income (loss) from investment operations:
Net investment loss(1)	(0.10)		(0.16)		(0.34)		(0.28)		(0.19)		(0.31)
Net realized and unrealized gain (loss)	4.18		4.06		(1.72)		6.84		10.80		(16.26)

Total income (loss) from investment operations	4.08		3.90		(2.06)		6.56		10.61		(16.57)

Less dividends and distributions from:
Net realized gain	(0.25)		—		—		—		—		—

Net asset value, end of period	$37.57		$33.74		$29.84		$31.90		$25.34		$14.73

Total Return(2)	12.10	%(6)	13.07%		(6.46)%		25.89%		72.03%		(52.94)%

Ratios to Average Net Assets(3):
Net expenses	1.53	%(4)(7)	1.71	%(4)	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)
Net investment loss	(0.56	)%(4)(7)	(0.49	)%(4)	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$71,401		$69,420		$63,048		$71,158		$64,739		$45,406
Portfolio turnover rate	22	%(6)	44%		32%		44%		11%		31%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$39.86		$34.90		$36.94		$29.05		$16.72		$35.17

Income (loss) from investment operations:
Net investment income (loss)(1)	0.06		0.20		(0.01)		(0.01)		0.00	(2)	(0.07)
Net realized and unrealized gain (loss)	4.94		4.76		(2.03)		7.90		12.33		(18.38)

Total income (loss) from investment operations	5.00		4.96		(2.04)		7.89		12.33		(18.45)

Less dividends and distributions from:
Net investment income	(0.20)		—		—		—		—		—
Net realized gain	(0.25)		—		—		—		—		—

Total dividends and distributions	(0.45)		—		—		—		—		—

Net asset value, end of period	$44.41		$39.86		$34.90		$36.94		$29.05		$16.72

Total Return(3)	12.55	%(7)	14.18%		(5.50)%		27.16%		73.74%		(52.46)%

Ratios to Average Net Assets(4):
Net expenses	0.71	%(5)(8)	0.71	%(5)	0.71	%(5)	0.77	%(5)	0.87	%(5)	0.74	%(5)
Net investment income (loss)	0.26	%(5)(8)	0.51	%(5)	(0.03	)%(5)	(0.05	)%(5)	0.01	%(5)	(0.23	)%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)

Supplemental Data:
Net assets, end of period, in thousands	$392,632		$366,571		$328,775		$385,571		$296,944		$240,596
Portfolio turnover rate	22	%(7)	44%		32%		44%		11%		31%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8 a.m. and 5 p.m. (EST)

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Boston Financial Data Services, Inc.

c/o Privacy Coordinator

P.O. Box 219804

Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

Special Notice to Residents of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Focus Growth Fund

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

August 15, 2013

/s/ Francis Smith

Francis Smith

Principal Financial Officer

August 15, 2013

3